nareitpresentationnovemb

NAREIT Presentation November 13 - 15, 2012

FORWARD LOOKING STATEMENTS 2 This presentation contains “forward-looking” statements that may be identified, without limitation, by the use of “expects,” “believes,” “intends,” “should” or comparable terms or the negative thereof. Forward-looking statements in this presentation also include all statements regarding expected future financial position, results of operations, cash flows, liquidity, financing plans, business strategy, the expected amounts and timing of dividends, projected expenses and capital expenditures, competitive position, growth opportunities and potential acquisitions, plans and objectives for future operations, the expected impact to us of the pending acquisition of Sun Healthcare Group, Inc. (“Sun”) by Genesis HealthCare LLC (“Genesis”), and compliance with and changes in governmental regulations. These statements are made as of the date hereof and are subject to known and unknown risks, uncertainties, assumptions and other factors—many of which are out of the Company’s control and difficult to forecast—that could cause actual results to differ materially from those set forth in or implied by our forward-looking statements. These risks and uncertainties include but are not limited to: our dependence on Sun until we are able to further diversify our portfolio; our dependence on the operating success of our tenants; changes in general economic conditions and volatility in financial and credit markets; the dependence of our tenants on reimbursement from governmental and other third-party payors; the significant amount of and our ability to service our indebtedness; covenants in our debt agreements that may restrict our ability to make acquisitions, incur additional indebtedness and refinance indebtedness on favorable terms; increases in market interest rates; our ability to raise capital through equity financings; the relatively illiquid nature of real estate investments; competitive conditions in our industry; the loss of key management personnel or other employees; the impact of litigation and rising insurance costs on the business of our tenants; uninsured or underinsured losses affecting our properties and the possibility of environmental compliance costs and liabilities; our ability to maintain our status as a REIT; compliance with REIT requirements and certain tax matters related to our status as a REIT; and other factors discussed from time to time in our news releases, public statements and/or filings with the Securities and Exchange Commission (the “SEC”), especially the “Risk Factors” sections of our Annual and Quarterly Reports on Forms 10-K and 10-Q. The Company assumes no, and hereby disclaims any, obligation to update any of the foregoing or any other forward-looking statements as a result of new information or new or future developments, except as otherwise required by law. TENANT INFORMATION This presentation includes information regarding Sun. Sun is subject to the reporting requirements of the SEC and is required to file with the SEC annual reports containing audited financial information and quarterly reports containing unaudited financial information. Sun’s filings with the SEC can be found at www.sec.gov. This presentation also includes information regarding each of our other tenants that lease properties from us. The information related to Sun and our other tenants that is provided in this presentation has been provided by the tenants or, in the case of Sun, derived from Sun’s public filings or provided by Sun. We have not independently verified this information. We have no reason to believe that such information is inaccurate in any material respect. We are providing this data for informational purposes only.

NON-GAAP FINANCIAL MEASURES 3 This presentation includes the following financial measures defined as non-GAAP financial measures by the SEC: EBITDA, adjusted EBITDA, EBITDAR, EBITDARM, funds from operations (“FFO”) and adjusted FFO (“AFFO”). These measures may be different than non-GAAP financial measures used by other companies and the presentation of these measures is not intended to be considered in isolation or as a substitute for financial information prepared and presented in accordance with U.S. generally accepted accounting principles. EBITDAR is defined as earnings before interest, taxes, depreciation, amortization and rent for a particular facility accruing to the operator/tenant of the property (not the Company) for the period presented plus EBITDAR (excluding one-time adjustments) for the period presented for all other operations of any entities that guarantee the tenants' lease obligations to the Company (if applicable). EBITDARM is defined as EBITDAR before management fees for a particular facility accruing to the operator/tenant of the property (not the Company) for the period presented. The Company uses EBITDAR(M) in determining EBITDAR(M) Coverage. EBITDAR(M) has limitations as an analytical tool. EBITDAR(M) does not reflect historical cash expenditures or future cash requirements for facility capital expenditures or contractual commitments. In addition, EBITDAR(M) does not represent a property's net income or cash flow from operations and should not be considered an alternative to those indicators. The Company receives EBITDAR(M) and other information from its operators/tenants and relevant guarantors and utilizes EBITDAR(M) as a supplemental measure of the ability of its tenants the relevant guarantors to generate sufficient liquidity to meet related obligations to the Company. All facility and tenant financial performance data is derived solely from information provided by operators/tenants and guarantors without independent verification by the Company. All such data is presented one month in arrears. The Company includes EBITDAR(M) with respect to a property if the property was operated at any time during the period presented subject to a lease with the Company. EBITDAR(M) for facilities with new tenants/operators are only included in periods subsequent to our acquisition of the facilities. EBITDAR(M) excludes the impact of strategic disposition candidates. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA adjusted to exclude the effect of stock-based compensation expense and acquisition pursuit costs. FFO is calculated in accordance with The National Association of Real Estate Investment Trusts’ definition of “funds from operations,” and is defined as net income (computed in accordance with GAAP), excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization. AFFO is defined as FFO excluding non-cash revenues (including straight-line rental income adjustments, amortization of acquired above/below market lease intangibles and non-cash interest income adjustments), non-cash expenses (including stock-based compensation expense, amortization of deferred financing costs and amortization of debt discounts and premiums), and acquisition pursuit costs. Reconciliations of these non-GAAP financial measures to the GAAP financial measures we consider most comparable are included under “Reconciliation of Net Income to EBITDA, Adjusted EBITDA, Funds from Operations (FFO), Adjusted Funds from Operations (AFFO) and Normalized AFFO” in this presentation.

4 Strategic Overview

SUN/GENESIS MERGER ANNOUNCEMENT(1)  Large diversified tenant with annual revenue of approximately $5 billion and strong liquidity  Genesis lease guarantee enhanced with tangible net worth covenant  Improved lease terms  Leases cross defaulted with Genesis’ term loan  Annual rent bumps changed from lesser of CPI or 2.5% to fixed at 2.5%(2)  Enhanced cooperation on potential agency debt financing  Other lease terms substantially unchanged  Agreement on Sun’s previously announced divestiture plan with the following impact on Sabra:  No rent reductions in the portfolio  Lower debt and interest expense  Higher rent coverage on Sun/Genesis portfolio  Lower revenue concentration in Sun/Genesis portfolio  Small one-time write down on sale of assets 5 Positive Implications for Sabra (1) The expected implications for Sabra of the announced Sun/Genesis merger are subject to execution of appropriate lease amendment and related agreements and are subject to the closing of the Sun/Genesis transaction. (2) Rents will be accounted for using the straight-line method for GAAP purposes increasing our first year revenues and FFO by approximately $8.0 million or $0.21 per diluted common share.

6 FOCUSED STRATEGY BRINGS RESULTS • Capital provider of choice • High quality operators and developers • Regional and local operator focus Strategy • Deals < $100mm • Primary focus - Senior housing and memory care deals • Secondary Focus - SNF deals • Long-term, triple-net leases • RIDEA • Development • Mortgage and mezzanine loans Tactics • Broader tenant base • Portfolio diversification • Leveraged infrastructure • Lower cost of capital • Enhanced competitive position • AFFO/dividend growth Results

7 0 1 2 3 4 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 N u m b er of P ro p ert ies P er T ra n sa ct io n $21.8mm $5.7mm $11.0mm $16.0mm(3) DEPLOYING CAPITAL SELECTIVELY $5.3mm(1) $62.7mm $11.3mm $97.5mm $16.2mm $14.2mm $29.9mm $2.6mm $10.0mm Senior Housing/Memory Care Skilled Nursing/ Post-Acute Care Hospital (1) On December 5, 2011, the Hillside Terrace Mortgage Note was repaid in full at $8.3 million. (2) On August 16, 2012, we funded a pre-development loan of $0.9 million in connection with the Stoney River/First Phoenix Development Pipeline Agreement. (3) On September 20, 2012, we acquired a 48-unit memory care facility for $16.0 million in a sale leaseback transaction with New Dawn. (4) On September 21, 2012, we acquired a 249-unit independent living facility for $26.5 million. $331.6 million capital invested as of September 30, 2012 $0.9mm(2) $26.5mm (4)

OPPORTUNISTIC INVESTING 8 SNF AL / MC IL Acute Hospital Equity   Mezzanine Debt Mortgage Debt   RIDEA   Development    Creative approaches to meet operators’ needs      

9 GROWING STRONG TENANT RELATIONSHIPS Region Public or private Asset focus Cadia NE Private SNF Aurora NE Private SNF Meridian (1) SW Private SNF/AL Stoney River/First Phoenix (2) MW Private AL, Memory Care New Dawn (3) SW Private Memory Care (1) Sabra currently has a mezzanine loan with Meridian, with an option to purchase three skilled nursing facilities and one assisted living facility located in Texas and owned by the borrowers. Sabra has also entered into a mortgage note with Meridian with the option to purchase the Onion Creek Facility in 2013. (2) On August 16, 2012, we funded a pre-development loan of $0.9 million in connection with the Stoney River/First Phoenix Development Pipeline Agreement. (3) In connection with our New Dawn relationship we have a right of first refusal to acquire a memory care facility in Sun City, Arizona. New tenant relationships create valuable growth opportunities

Independence Village at Frankenmuth (Closed September 2012) First Phoenix Group RIDEA (Closed August 2012) 10  Property Type: Assisted Living & Memory Care  Investment Type: Pipeline Agreement & RIDEA JV  Estimated Investment: $150 mm  Number of Properties: 10, through 2014  Planned Units: 50-72 per Facility  Target Markets: Minnesota, Wisconsin, Colorado  Property Type: Assisted Living/Memory Care  Location: Colorado  Investment Type: Equity  Purchase Price: $16.0 mm  Available Units: 48  Annualized GAAP Rental Income: $1.5 mm  Initial Cash Yield: 8.0% New Dawn Assisted Living (Closed September 2012) * * * 35% of Sabra’s 2012 YTD investments are in private pay senior housing  Property Type: Independent Living  Location: Michigan  Investment Type: Equity  Purchase Price: $26.5 mm  Available Units: 249  Annualized GAAP Rental Income: $2.4 mm  Initial Cash Yield: 8.0% * * * * * * RECENT ACQUISITIONS * * * *

11 $0.35 $0.40 $0.38 $0.41 $0.38 $0.42 $0.39 $0.40 $0.32 $0.32 $0.32 $0.33 $0.33 $0.33 $0.33 $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 $0.45 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Pro Forma Q3 2012 AFFO/share Dividend/share AFFO/share & Dividend/share ACCRETIVE INVESTMENTS LEAD TO INCREASING STOCKHOLDER VALUE (1) Adjusted for the impact of all acquisitions through September 30, 2012, to give effect to the $100 million add-on 8.125% senior notes issued at 106.0% in July 2012, the payoff of the revolving credit facility in July 2012 and the payoff of a $4.4 million mortgage note subsequent to September 30, 2012. (1)

12 As of December 31, 2010 Tenant Diversification Through Growth Sabra’s Annualized Revenue By Tenant IMPACT OF ACQUISITIONS As of September 30, 2012

13 Asset Class Diversification Through Growth Sabra’s Annualized Revenue By Asset Class IMPACT OF ACQUISITIONS As of December 31, 2010 As of September 30, 2012 Skilled Nursing/Post Acute Acute Care Hospital Senior Housing/Memory Care

14 Sabra’s Portfolio

GEOGRAPHIC DIVERSIFICATION Connecticut New Hampshire Texas Delaware Kentucky Florida Ohio Montana Other States 108 Investments in 26 States $107.3 mm Annualized Revenue 12.9% 12.5% 10.7% 9.9% 4.9% 9.3% 27.6% Number of assets by state 7.3% New Hampshire Connecticut Kentucky Ohio Florida Texas Montana Delware Oklahoma Other States 14.8% 12.0% 13.9% 7.4% 5.6% 26.0% 3.7% 4.6% 3.7% 4.9% 15 Annualized revenue by state (as of September 30, 2012) Highest geographic concentration of revenues reduced from 18.1% at December 31, 2010 to 12.9% at September 30, 2012. 29.7% 4.6%

RENT COVERAGE ANALYSIS

Facility Type	Three Months Ended September 30, 2011[1] EBITDARM Coverage	Three Months Ended September 30, 2011[1] EBITDAR Coverage	Three Months Ended September 30, 2012[1] EBITDARM Coverage	Three Months Ended September 30, 2012[1] EBITDAR Coverage	Twelve Months Ended September 30, 2012[1] EBITDARM Coverage	Twelve Months Ended September 30, 2012[1] EBITDAR Coverage
Skilled Nursing/ Post-Acute Care	2.11x	1.76x	1.73x	1.43x	1.75x	1.43x
Senior Housing[2]	1.52x	1.77x	1.43x	1.24x	1.40x	1.25x
Acute Care Hospital	2.08x	2.01x	3.63x	3.59x	2.96x	2.87x
Total[3]	**2.08x**	**1.78x**	**1.82x**	**1.54x**	**1.80x**	**1.50x**

(1) All coverages are calculated one month in arrears.

(2) Excluding the impact of Age Well (formerly known as Creekside), which was not stabilized as of September 30, 2012, for the three months ended September 30, 2012, EBITDARM and EBITDAR coverages for Senior Housing facilities would have been 1.55x and 1.36x, respectively; and for the twelve months ended September 30, 2012, EBITDARM and EBITDAR coverages for Senior Housing facilities would have been 1.49x and 1.34x, respectively. Age Well was acquired in November 2011 and therefore is not included in coverages for the three months ended September 30, 2011.

(3) EBITDARM and EBITDAR and related coverages for facilities with new tenants/operators are only included in periods subsequent to our acquisition of the facilities and exclude the impact of strategic disposition candidates.

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17 Historical overall occupancy(1) Historical SNF portfolio skilled mix(1) (2) STRONG PORTFOLIO PERFORMANCE (as of September 30, 2012) 41.7% 37.9% 42.1% 36.3% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% Trailing 12 Months, Q3 2011 Trailing 12 Months, Q3 2012 Q3 2011 Q3 2012 88.7% 89.0% 88.3% 88.3% 85.0% 86.0% 87.0% 88.0% 89.0% 90.0% Trailing 12 Months, Q3 2011 Trailing 12 Months, Q3 2012 Q3 2011 Q3 2012 (1) Occupancy and skilled mix are presented for the trailing twelve months and the trailing three months (one month in arrears) and exclude the impact of strategic disposition candidates. (2) Skilled mix, reflecting all CMS cuts, is defined as the total Medicare and non-Medicaid managed care patient revenue divided by the total revenues at skilled nursing facilities for any given period.

18 Financial Overview

RECENT FINANCING HIGHLIGHTS 19  Issued $100 million of 8.125% senior notes in Q3 at 106.0% (6.9% yield-to-maturity)  Repaid revolving credit facility balance of $42.5 million  Increased total revolving credit facility commitment to $230 million in Q3 Pro forma weighted average effective interest rate of 6.77%(1) (1) As of September 30, 2012 including the impact of transactions described above.  HUD debt payoff of $4.4 million and refinancing of $21 million in Q4 resulting in $0.7 million annual interest savings  HUD debt refinancing of $34 million in Q2 & Q3 resulting in $1.1 million annual interest savings  Amended $58.9 million of variable mortgage debt to lower rate by 50 bps in Q2 resulting in $0.3 million annual interest savings  Lowered interest rate on revolving credit facility by up to 200 bps in Q1 Lowering Cost of Capital Improving Liquidity Liquidity of $232.1 million as of September 30, 2012

FINANCIAL RESULTS 20 Revenue(1) Leveraging G&A Expenses $17.6 $17.6 $17.6 $17.7 $18.0 $18.0 $18.0 $18.0 $1.2 $3.9 $8.6 $5.7 $7.8 $8.0 $8.9 $- $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 Q1 2 0 1 1 Q2 2 0 1 1 Q3 2 0 1 1 Q4 2 0 1 1 Q1 2 0 1 2 Q2 2 0 1 2 Q3 2 0 1 2 A d ju st e d Q 3 201 2 Sun Other Sources $26.0 $1.2 $1.4 $1.3 $1.1 $1.6 $1.5 $1.5 $1.5 0.3 1.4 $1.1 $1.3 $0.8 $1.4 $2.2 $1.6 $1.9 $1.9 $0.1 $0.2 $2.6 $0.3 $0.5 $0.4 $0.4 $0.4 $- $1.0 $2.0 $3.0 $4.0 $5.0 Q1 20 1 1 Q2 20 1 1 Q3 20 1 1 Q4 20 1 1 Q1 20 1 2 Q2 20 1 2 Q3 20 1 2 A d ju ste d Q 3 20 1 2 Recurring Cash Non-Recurring Cash Non-Cash Transaction Costs $3.5 $3.8 $3.8 $4.3 $4.2 $4.7 $2.9 $2.7 (dollars in millions) $17.6 $18.8 $21.5 $26.3 $23.7 $26.9 6.8% 7.4% 6.0% 4.2% 6.8% 6.0% 5.8% 5.6% Recurring Cash as a % of Revenue (1) Revenues for Q4 2011 include a one-time increase of $3.1 million related to the repayment of the Hillside Terrace Mortgage Note. (2) Adjusted for the impact of all acquisitions through September 30, 2012 , to give effect to the $100 million add-on 8.125% senior notes issued at 106.0% in July 2012, the payoff of the revolving credit facility in July 2012 and the payoff of a $4.4 million mortgage note subsequent to September 30, 2012. (2) (2) $25.1

$14.9 $15.9 $16.9 $22.1 $19.4 $21.6 $22.3 $23.1 $- $6.3 $12.5 $18.8 $25.0 Q1 2 0 1 1 Q2 2 0 1 1 Q3 2 0 1 1 Q4 2 0 1 1 Q1 2 0 1 2 Q2 2 0 1 2 Q3 2 0 1 2 A d ju st e d Q 3 2 0 1 2 EBITDA Adjusted EBITDA FINANCIAL RESULTS 21 FFO/ Normalized AFFO (2) (dollars in millions) (1) EBITDA and Adjusted EBITDA for Q4 2011 include the repayment of the Hillside Terrace Mortgage Note, which resulted in a one-time net increase of $1.6 million. (2) FFO for Q4 2011 excludes the repayment of the Hillside Terrace Mortgage Note, which resulted in a one-time increase of $1.6 million. (3) Adjusted for the impact of all acquisitions through September 30, 2012, to give effect to the $100 million add-on 8.125% senior notes issued at 106.0% in July 2012, the payoff of the revolving credit facility and the payoff of a $4.4 million HUD mortgage note subsequent to September 30, 2012. (3) $16.1 $17.4 $20.3 $22.1 $23.8 $23.6 $7.3 $8.4 $9.2 $12.9 $11.7 $13.5 $12.7 $13.2 $- $4.0 $8.0 $12.0 $16.0 Q1 2 0 1 1 Q2 2 0 1 1 Q3 2 0 1 1 Q4 2 0 1 1 Q1 2 0 1 2 Q2 2 0 1 2 Q3 2 0 1 2 A d ju st e d Q 3 2 0 1 2 FFO Normalized AFFO $14.9 $9.4 $10.3 $12.5 $14.0 $13.7 $15.2 (3) EBITDA / Adjusted EBITDA (1) $25.4 $15.7 $24.6

2.49x 2.18x 1.85x 1.76x 1.67x 2.03x 1.53x 1.49x 3.47x 3.07x 2.60x 2.50x 2.37x 2.26x 3.15x 3.15x 0.00x 1.00x 2.00x 3.00x 4.00x 5.00x 6.00x 7.00x Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Adjusted Q3 2012 Secured Leverage Unsecured Leverage FINANCIAL STRENGTH 22 LTM Consolidated Debt to EBITDA (1) LTM Interest Coverage (1) Pro Forma Debt Maturities(3) Capital Structure (2) 2.28x 2.97x 3.11x 3.17x 3.34x 3.29x 2.88x 2.90x 0.00x 0.50x 1.00x 1.50x 2.00x 2.50x 3.00x 3.50x Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Adjusted Q3 2012 $461.1 $441.7 $420.1 $351.7 $446.0 $608.4 $633.9 $741.4 $741.4 $225.0 $225.0 $225.0 $225.0 $225.0 $225.0 $225.0 $330.9 $330.9 $161.4 $160.7 $159.9 $159.2 $158.4 $157.6 $157.9 $157.5 $153.1 $42.5 $- $200 $400 $600 $800 $1,000 $1,200 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012Adjusted Q3 2012 Common Equity Market Value Senior Notes Mortgage Debt Revolver (dollars in millions) (1) Consolidated Debt to EBITDA calculations based on Revolver covenant definition and Interest Coverage calculations based on Senior Notes covenant definition. (2) Capital structure does not include the effect of cash and cash equivalents on the total enterprise value. Equity value is as of the applicable quarter end. (3) Adjusted to give effect to the payoff of a $4.4 million mortgage note subsequent to September 30, 2012. $0.9 $3.8 $4.0 $86.3 $2.0 $2.1 $2.2 $2.3 $2.4 $2.5 $44.2 $230.0 $0 $50 $100 $150 $200 $250 $300 $350 Remainder of 2012 2014 2016 2018 2020 Thereafter Mortgage Notes Revolver Senior Notes $325.0 5.25x 5.96x 4.45x 4.26x 4.04x $827.4 $829.4 $847.5 $735.9 $805.0 $991.0 $1,229.8 (3) 4.29x 4.68x $1,059.3 4.64x $1,225.4 (3) (3)

CAPITAL STRUCTURE POISED FOR GROWTH  Liquidity totaling $232.1 million as of September 30, 2012  Low leverage provides capital structure flexibility  Accordion feature on revolving credit facility  Strong high yield market  Opportunistically access equity markets  Stable baseline EBITDA  No lease expirations until 2020  Leverage infrastructure  No significant debt maturities through 2014  Favorable capital markets environment for health care REITs 23 Proven track record of access to capital to fund growth

24 Make accretive investments Diversify from Sun Diversify payor sources Lower risk Lower cost of capital and enhance competitive position Higher AFFO VIRTUOUS CYCLE

25 Appendix

DEBT COVENANTS (1) 26 (1) Based on defined terms in the senior notes indenture and amended credit agreement. (2) Adjusted to give effect to the payoff of a $4.4 million mortgage note subsequent to September 30, 2012. (As of September 30, 2012) Pro-Forma (2) Min Max Actual Adjusted (2) Incurrence: Total Debt/Asset Value 60% 44% 44% Secured Debt/Asset Value 40% 14% 14% Minimum Interest Coverage 2.00x 2.88x 2.90x Maintenance: Leverage Ratio 5.75x 4.68x 4.64x Fixed Charge Coverage Ratio 1.75x 2.63x 2.65x Tangible Net Worth (in millions) $342.0 $428.3 $428.3 Unencumbered Assets/Unsecured Debt 150% 155% 156%

Reconciliation of Net Income to EBITDA, Adjusted EBITDA, Funds from Operations (FFO), Adjusted Funds from Operations (AFFO) and Normalized AFFO

(dollars in millions)

	2011				2012		Q3 2012	
	Q1	Q2	Q3	Q4	Q1	Q2	Actual	Adjusted [1]
Net income	$ 1.2	$ 2.1	$ 2.3	$ 7.2	$ 4.4	$ 5.9	$ 5.2	$ 5.5
Interest expense	7.6	7.5	7.7	7.6	7.7	8.1	9.6	9.9
Depreciation and amortization	6.1	6.3	6.9	7.3	7.3	7.6	7.5	7.7
EBITDA	$ 14.9	$ 15.9	$ 16.9	$ 22.1	$ 19.4	$ 21.6	$ 22.3	$ 23.1
Stock-based compensation expense	1.1	1.3	0.8	1.4	2.2	1.6	1.9	1.9
Acquisition pursuit costs	0.1	0.2	2.6	0.3	0.5	0.4	0.4	0.4
Adjusted EBITDA	$ 16.1	$ 17.4	$ 20.3	$ 23.8	$ 22.1	$ 23.6	$ 24.6	$ 25.4
Net income	$ 1.2	$ 2.1	$ 2.3	$ 7.2	$ 4.4	$ 5.9	$ 5.2	$ 5.5
Depreciation and amortization of real estate assets	6.1	6.3	6.9	7.3	7.3	7.6	7.5	7.7
Funds from Operations (FFO)	**$ 7.3**	**$ 8.4**	**$ 9.2**	**$ 14.5**	**$ 11.7**	**$ 13.5**	**$ 12.7**	**$ 13.2**
Straight-line rental income adjustments	-	(0.1)	(0.6)	(1.4)	(1.0)	(0.7)	(1.2)	(1.3)
Acquisition pursuit costs	0.1	0.2	2.6	0.3	0.5	0.4	0.4	0.4
Stock-based compensation expense	1.1	1.3	0.8	1.4	2.2	1.6	1.9	1.9
Amortization of deferred financing costs	0.6	0.5	0.5	0.5	0.6	0.9	1.2	1.2
Amortization of debt premiun	-	-	-	-	-	-	(0.1)	(0.2)
Adjusted Funds from Operations (AFFO)	**$ 9.1**	**$ 10.3**	**$ 12.5**	**$ 15.3**	**$ 14.0**	**$ 15.7**	**$ 14.9**	**$ 15.2**
Start-up costs	0.3	-	-	-	-	-	-	-
Hillside Terrace interest income, net of expense	-	-	-	(1.6)	-	-	-	-
Normalized AFFO	**$ 9.4**	**$ 10.3**	**$ 12.5**	**$ 13.7**	**$ 14.0**	**$ 15.7**	**$ 14.9**	**$ 15.2**

(1) Adjusted for the impact of all acquisitions through September 30, 2012, to give effect to the $100 million add-on 8.125% senior notes issued at 106.0% in July 2012, the payoff of the revolving credit facility in July 2012 and the payoff of a $4.4 million mortgage note subsequent to September 30, 2012.

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